UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

UNIVERSAL DETECTION TECHNOLOGY
(Name of Registrant as Specified in Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INFORMATION STATEMENT
OF
UNIVERSAL DETECTION TECHNOLOGY
340 Camden Drive, Suite 302
Beverly Hills, California 90210

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

This Information Statement is first being furnished on or about April ___, 2012, to the holders of record as of the close of business on March 13, 2012, of the common stock, no par value, of Universal Detection Technology (the “Company”).

Four shareholders owning a total of 9,667,386,666 shares of the Company’s common stock as of March 23, 2012, have approved a resolution providing the Company’s Board of Directors with discretionary authority to amend the Company’s Articles of Incorporation to effect a one-for-20,000 (1:20,000) reverse stock split of the common stock of the Company at any time prior to March 23, 2013 or the next annual meeting of shareholders, whichever occurs first. The action consented to by the shareholders is discussed in more detail below.

Such approval and consent constitute the approval and consent of a majority of the shares entitled to vote on the action, which is sufficient under the California General Corporation Law and the Company’s Amended and Restated Bylaws (the “Bylaws”) to approve the action. Accordingly, the action will not be submitted to the other shareholders of the Company for a vote, and this Information Statement is being furnished to shareholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. In accordance with such laws, the Company will file the amendment to its Articles of Incorporation to effect the reverse stock split no sooner than April ___, 2012, the date that is 20 days after the date we first mailed this Information Statement to our shareholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF THIS INFORMATION STATEMENT

This Information Statement is available at [www._______________].

ACTION BY CONSENTING SHAREHOLDERS

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common stock.

The Company will deliver only one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports, information statements and Notices of Internet Availability of Proxy Materials to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports, information statements and Notices of Internet Availability of Proxy Materials to any security holder or holders sharing an address to which multiple copies are now being delivered. Please direct any such requests to the following address:

Universal Detection Technology
340 North Camden Drive, Suite 302
Beverly Hills, California 90210
Phone: (310) 248-3655

INFORMATION REGARDING CONSENTING SHAREHOLDERS

    Pursuant to the Company’s Bylaws and the California General Corporation Law, a vote by the holders of a majority of the Company’s common stock is required to effect the action described herein. Each share of the Company’s common stock is entitled to one vote. As of the record date, the Company had 18,159,372,299 shares of common stock issued and outstanding. The consenting shareholders are the record and beneficial owners of 9,667,386,666 shares of the Company’s common stock, which is sufficient to approve the action described herein. Pursuant to Section 603(a) of the California General Corporation Law and Section 9 of Article II of the Company’s Bylaws, the consenting shareholders voted in favor of the action described herein in a written consent dated March 23, 2012, the form of which is attached hereto as Exhibit 1. No consideration was paid for the consents. The consenting shareholders’ names, affiliation with the Company and beneficial holdings are as follows:

Name	Affiliation	Shares of Common Stock	Percentage
Jacques Tizabi	President, CEO, Acting CFO, Secretary, Director	8,327,386,666 (1)	45.86%
Nima Montazeri	Head of Strategic Development	370,000,000	2.04%
Amir Ettehadieh	Head of Research and Development	370,000,000	2.04%
Matin Emouna	Director	600,000,000	3.30%
Total		9,667,386,666	53.24%
_______________

(1)	Includes 117,386,666 shares held by the Jacques Tizabi Family Trust, of which Jacques Tizabi is the trustee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of March 23, 2012, with respect to the beneficial ownership of the outstanding shares of the Company’s capital stock by (i) each person known by the Company to own beneficially more than five percent (5%) of any class of the Company’s voting securities; (ii) each director of the Company; (iii) the Chief Executive Officer of the Company (one person holds all executive officer positions of the Company); and (iv) all directors and executive officers as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of March 23, 2012, are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person. Except as otherwise indicated in the footnotes to the table and subject to applicable community property laws, each person has sole voting and investment power with respect to shares owned.

Title of Class	Name and Address Of Beneficial Owner (1)	Amount and Nature Of Beneficial Ownership	Percent Of Class (2)

	Directors and Officers
Common Stock	Jacques Tizabi President, CEO, Acting CFO, Director	8,327,426,416(3)	45.86%
Common Stock	Matin Enouma Director	600,000,000	3.30%
Common Stock	Tom Sepenzis Director	0	*
Common Stock	All directors and executive officers as a group (3 persons)	8,927,426,416	49.16%
_______________
*  Less than 1%

(1)	The address of each person listed above is in care of Universal Detection Technology, 340 North Camden Drive, Suite 302, Beverly Hills, California 90210.
(2)	The percentage of outstanding shares is based on 18,159,372,299 shares of common stock outstanding as of March 23, 2012.
(3)
Includes 39,750 shares of common stock of the Company that may be acquired upon exercise of fully vested options and 117,386,666 shares of common stock of the Company held by the Jacques Tizabi Family Trust, of which Jacques Tizabi is the trustee.

CHANGE IN CONTROL

The Company is not aware of any arrangement that might result in a change of control of the Company in the future.

NOTICE TO SHAREHOLDERS OF ACTION APPROVED BY CONSENTING SHAREHOLDERS

The following action was taken by written consent of the consenting shareholders:

ACTION

REVERSE STOCK SPLIT

MATERIAL TERMS OF THE REVERSE SPLIT

    The consenting shareholders have approved a resolution providing the Company’s Board of Directors (the “Board”) with discretionary authority to amend the Company’s Articles of Incorporation to effect a one-for-20,000 (1:20,000) reverse stock split of the common stock of the Company (the “Reverse Split”) at any time prior to March 23, 2013 or the next annual meeting of shareholders, whichever occurs first. The Board determined and recommended the split ratio based upon a review of the capital structure of the Company, including shares and convertible instruments outstanding, share price, general market conditions and the potential benefits of the Reverse Split.

    The amendment will be referred to in this Information Statement as the “Reverse Split Amendment.” The proposed form of the Reverse Split Amendment is attached to this Information Statement as Attachment A to the resolutions approving the Reverse Split, which are attached to this Information Statement as Exhibit 1. The Reverse Split Amendment will become effective on the date it is filed with the Secretary of State of the State of California, which date will be selected by the Board. The shareholders’ consent permits the Board to forego or postpone filing the Reverse Split Amendment if such action is determined not to be in the best interests of the Company and its shareholders. If the Reverse Split is not effected by the Board prior to March 23, 2013 or the next annual meeting of shareholders, whichever occurs first, the authority to file the Reverse Split Amendment and effect the Reverse Split will lapse.

    If the Reverse Split is effected by the Board, the Board will fix a record date for determining the shares subject to the Reverse Split. As of the date of this Information Statement, the Board had not fixed a record date for the Reverse Split.

    The Board and the consenting shareholders believe that the Reverse Split will be in the best interests of the Company and its shareholders because the Company believes the Reverse Split will maximize shareholder value. Management believes that the Reverse Split is in the Company’s best interests in that it may increase the trading price of its common stock. An increase in the price of the common stock could, in turn, generate greater investor interest in the Company, thereby enhancing the marketability of the Company’s common stock to the financial community. The potential increases in the trading price and greater interest from the financial community could ultimately improve the trading liquidity of the Company’s common stock.

    The effect of the Reverse Split would be to reduce the total number of shares of the Company’s common stock issued and outstanding from 18,159,372,299 to approximately 907,969. The Reverse Split generally will affect all of the holders of the Company’s common stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares.

    If the Reverse Split is effected, it will take place without any further action on the part of the holders of the Company’s common stock and without regard to current certificates representing shares of the Company’s common stock being physically surrendered for certificates representing the number of shares of the Company’s common stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates representing the Company’s common stock will not be issued.

    No fractional shares will be issued in connection with the Reverse Split. Any fractional shares will be rounded to the next whole share.

    The Reverse Stock Split was not adopted as a result of management’s knowledge of any specific effort to accumulate our securities or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Information Statement, our charter and Bylaws contain no provisions having an anti-takeover effect, the adoption of the Reverse Split is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

    Although the Reverse Split is not intended to have any anti-takeover effect, the Company’s shareholders should note that the availability of additional authorized and unissued shares of common stock resulting from the Reverse Split could make any attempt to gain control of the Company or the Board more difficult or time-consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Shares of common stock can be issued by the Board to dilute the percentage of common stock owned by a significant shareholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by California law with respect to a merger or other business combination involving the Company; however, the Board currently has no intention to effect such a transaction. In certain circumstances, our management may issue additional shares to resist a third-party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

    There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Articles of Incorporation and Bylaws do not address any consequence of the Reverse Split.

    The Reverse Split will take effect upon the filing of an amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of California. Under Federal securities laws, the Company may not file the Reverse Split Amendment until at least 20 days after mailing this Information Statement to our shareholders.

EXHIBIT 1 TO INFORMATION STATEMENT

WRITTEN CONSENT OF SHAREHOLDERS
OF

UNIVERSAL DETECTION TECHNOLOGY,
a California corporation,

IN LIEU OF A SPECIAL MEETING OF SHAREHOLDERS

   The undersigned, constituting the holders of more than fifty percent (50%) of the outstanding common stock, no par value per share (the “Common Stock”), of Universal Detection Technology, a California corporation (the “Corporation”), acting pursuant to the authority granted by Section 603(a) of the General Corporation Law of the State of California and Section 9 of Article II of the Amended and Restated Bylaws of the Corporation, do hereby adopt the following resolutions by written consent as of March 23, 2012.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION: REVERSE STOCK SPLIT

    WHEREAS, the Board of Directors of the Corporation (the “Board”) has considered and unanimously approved a one-for-20,000 (1:20,000) reverse stock split by the Corporation of its Common Stock (the “Reverse Split”);

    WHEREAS, the Board has considered and unanimously approved the proposed form of Certificate of Amendment to the Articles of Incorporation of the Corporation substantially in the form of that attached hereto as Attachment A (the “Amendment”); and

    WHEREAS, the Board has determined that the Reverse Split and the filing of the Amendment with the Secretary of State of the State of California are advisable and in the best interests of the Corporation and its shareholders.

    NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the Board hereby is authorized to amend the Corporation’s Articles of Incorporation to effect the Reverse Split on or before one year from the date hereof or the date of the next annual meeting of the shareholders of the Corporation, whichever occurs first; provided, however, that the Board, in its sole discretion, may abandon the Reverse Split prior to its effective date if it determines that abandoning the Reverse Split is in the best interests of the Corporation and its shareholders;

    BE IT FURTHER VOTED BY THE UNDERSIGNED, that the form of Amendment be, and hereby is, ratified, adopted and approved by the undersigned; and

    BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation hereby are authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to cause the Corporation to effect the Reverse Split and to duly file the Amendment in the State of California, with any changes or modifications the officers of the Corporation may deem necessary or desirable.

[SIGNATURE PAGES FOLLOW]

    This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the votes set forth below shall have the same force and effect as if adopted at a meeting duly noticed and held.

    This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent as of the date of the final signature hereto.

    This Written Consent may be revoked by the undersigned at any time prior to the time at which written consents of the number of shares required to authorize the above-proposed action have been filed with the Secretary of the Corporation.

By: _________________________________________________________
Name: _______________________________________________________
Common Stock Shareholder
Dated: _______________________________________________________
Number of Shares Voted: ________________________________________

CERTIFICATE OF VOTING CONTROL

I, __________________, the above executing Shareholder, do hereby represent, warrant and certify to the Corporation that I have the sole and full right, power and authority to exercise sole voting and investment control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: _________________________________________________________
Name: _______________________________________________________
Common Stock Shareholder
Dated: _______________________________________________________
Number of Shares Voted: ________________________________________

ATTACHMENT A

FORM OF AMENDMENT TO THE ARTICLES OF INCORPORATION
TO EFFECT THE REVERSE STOCK SPLIT

CERTIFICATE OF AMENDMENT
OF ARTICLES OF INCORPORATION
OF
UNIVERSAL DETECTION TECHNOLOGY

The undersigned hereby certifies that:

1.	He is the President and Secretary of Universal Detection Technology, a California corporation (the “Corporation”).

2.	Article IV of the Articles of Incorporation of the Corporation hereby is amended by replacing the last paragraph thereof with the following paragraph:

“Reverse Stock Split

Upon filing this Certificate of Amendment to the Articles of Incorporation of the Corporation (the “Split Effective Date”), each 20,000 shares of Common Stock, no par value per share, of the Corporation issued and outstanding or held as treasury shares immediately prior to the Split Effective Date (the “Old Common Stock”) shall automatically, without any action on the part of the holder thereof, be reclassified and changed into one share of Common Stock, no par value per share, which the Corporation shall be authorized to issue immediately subsequent to the Split Effective Date (the “New Common Stock”). Each holder of a certificate or certificates which immediately prior to the Split Effective Date represented outstanding shares of Old Common Stock (the “Old Certificates”) shall, from and after the Split Effective Date, be entitled to receive upon surrender of such Old Certificates to the Corporation’s transfer agent for cancellation, a certificate or certificates (the “New Certificates”) representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. If any conversion of Old Common Stock hereunder would create a fractional share, such fractional share shall be rounded up to the nearest whole number of shares of Common Stock.”

3.	The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

4.
The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the corporation is 18,159,372,299. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

Date:
Jacques Tizabi
President and Secretary